UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,
ONE LINCOLN STREET, P.O. BOX 5049,
BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Attention: Brian F. Link Secretary 100 Summer Street SUM0703 Boston, MA 02111	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: 1-877-217-9502

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

Taiwan equities performed well, rising 27.9% in the 12 months to August 31, 2017. The gains were led largely by foreign investment and the technology sector. A particularly bright spot arose from the renewed interest in the Apple, Inc. iPhone supply chain. The generally improving global outlook from the start of 2017 was also a positive factor. Uncertainty earlier in the year following the election of Donald Trump as U.S. President largely receded. The rise in value of the New Taiwan Dollar negatively impacted some sectors which were exposed to losses on foreign exchange or negative effects on foreign sales.

The continuing of generally supportive measures from the governments of most major economies have provided a positive environment for the Taiwan market. Domestically, consumer consumption has been positive, and the Democratic Progressive Party has adopted some expansionary policies. Cross-Strait political relations continue to be challenging, but they have not had a major impact on Taiwan investments in mainland China.

The Fund’s net asset value increased by 21.8%1 for the year ended August 31,2017, an underperformance of 6.1% when compared to its benchmark, the TAIEX Total Return Index, which increased by 27.9% over the same period. The underperformance was disappointing, and at the Board’s request a full explanation of the reasons was provided to the Directors by the Investment Manager. (Factors that contributed to the Fund’s performance are detailed in

Note

[1]
Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

the Investment Management Report.) In better news, we are pleased to note that in the last five months of the year ended August 31, 2017, the Fund significantly outperformed its benchmark.

During 2017, the Fund resumed the repurchase of shares under its Discount Management Policy (the “Policy”) and made purchases totaling 29,392 shares. Also, during the year the discount at which the Fund’s shares traded below net asset value declined from 16.9% to 11.3%, hitting a low of 8.1%. The average discount for the year was 12.4%. While there undoubtedly were factors contributing to the decline in the discount other than share repurchases under the Policy, the repurchases likely have had a favorable effect on the discount. The Board is determined to continue the Policy.

There were changes in the composition of the Board during the year, with Joe O. Rogers retiring as Chairman on October 13, 2016 and my election by the Board of Directors to serve as Chairman effective from the same date. At the Company’s Annual Stockholders Meeting on April 18, 2017 Anthony S. Clark was elected as a Director and Michael F. Holland was not re-elected as a Director by Stockholders and resigned effective July 18, 2017. On behalf of the Board, I thank Joe and Michael for their dedicated service and welcome Anthony to the Board.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager

Fiscal Year 2017

Market Review

For the 12-month period ended August 31, 2017, the TAIEX Total Return Index (TAIEX) gained 27.9% in United States dollar terms. All sectors delivered positive returns as the index climbed to an all-time high. The paper & pulp, and optoelectronics sectors outperformed the most, while the biotechnology & medical care, and rubber sectors lagged the most over the period. The first half of the fiscal year was marked by the election of Donald Trump as President of the United States, which sparked a cyclical rebound that benefited financials but weighed on exporters given U.S. policy concerns. The second half of the period saw the rebound of the Apple Inc. supply chain in anticipation of a strong product cycle later in 2017, before some profit-taking towards the end of the summer months.

Portfolio activity

The Fund underperformed the benchmark for the period, driven primarily by weak stock selection while sector allocation had little impact on performance overall. In a reversal from the previous financial year, auto parts suppliers were among the biggest detractors. The Fund’s positions in Tung Thih Electronic Co., Ltd. (a supplier of sensing and camera systems), Hota Industrial Manufacturing Co., Ltd. (a supplier of automotive drivetrain parts) and Iron Force Industrial Co., Ltd. (a supplier of metal parts for passive safety systems) hurt the Fund’s performance. Elsewhere in non-tech, the overweight exposures to textile names Eclat Textile Co., Ltd., and Toung Loong Textile Manufacturing Co., Ltd. corrected in the fiscal year. We’ve reduced Eclat Textile Co., Ltd. on the back of potentially overly optimistic guidance from the company given the level of visibility on the earnings stream. We sold Toung Loong Textile Manufacturing Co., Ltd. following a deterioration in our investment thesis. Nien Made Enterprise Co., Ltd, a window cover manufacturer, fell over this period as it suffered a slowdown in margin expansion. Our overweight in POYA International Co., Ltd. also hurt performance as the company’s shares were hit by concerns over slowing same store sales growth. Within technology, Ennoconn Corp. was also a top detractor over this period as the company missed its margin targets, gave soft guidance and warned about higher-than-expected merger integration costs. We still hold Ennoconn Corp.

as it is a leader in the industrial PC market and we believe it is well positioned for improving growth momentum in the second half of 2017. Himax Technologies, Inc., a fabless semiconductor solution provider, fell after providing a lower 2017 outlook and following a disappointing development with Microsoft. We sold our position on weaker fundamentals, despite the company’s attractive core technology, as we anticipate lackluster earnings this year. A structural underweight in Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”), given the large index weight and the single stock limit in the Fund, was another detractor.

Our Apple Inc. related holdings fared well in the period on hopes of strong demand for the new generation iPhones. Our overweight position in Largan Precision Co., Ltd. was the biggest positive contributor over the period and we continue to believe that the company is well positioned to benefit from the adoption of dual lens cameras. This is a high conviction holding as the stock continues to see dollar content growth and to gain share in its respective component markets. The touch panel maker General Interface Solution Holding Ltd. rallied after reporting margins that surprised on the upside. The contract manufacturer Hon Hai Precision Industry Co., Ltd. reported stronger earnings and provided a clearer picture of its growth opportunities with an extensive introduction of its technology roadmap and capabilities. The small cap holding Primax Electronics Ltd. registered gains on the back of better-than-expected results and the anticipation of further earnings upside due to the increasing consumer preference for wireless audio devices in speakers and headphones. Selected semiconductor names also added value. ASPEED Technology, Inc. rose due to strong data center demand and its new Cybercafe product launch. We took profits as the valuation had become expensive and we will look to buy back the stock at more attractive entry points, as our outlook remains positive for earnings in 2018. The analogue semiconductor designer Silergy Corp. rallied on investor expectations of long-term market share gains from diversified segments. In addition, our exposure in the industrials sector, including positions in Evergreen Marine Corp. (Taiwan) Ltd. and Hiwin Technologies Corp., added value, while our underweight in telecommunications helped performance.

Overall, portfolio activity was mainly focused in the technology sector, as we made stock specific shifts, but the broader positioning remains the same. We took profits from our positions in Largan Precision Co., Ltd. and Advanced Semiconductor Engineering, Inc. and added to the existing position in Hon Hai Precision Industry Co., Ltd. due to its potential to improve its operating profit margin through automation and vertical integration. The Apple Inc. related holdings are broadly correlated so we are mindful about the size of positions in this space. We also purchased Egis Technology, Inc., which is expected to benefit from the use of its fingerprint sensor in more Samsung models. We initiated a new position in Nanya Technology Corp. and added to our exposure during periods of share price weakness given its exposure to memory growth. We took profits from our holding in Realtek Semiconductor Corp. as much of the positive outlook has been reflected in the share price. Within the auto parts suppliers, we consolidated holdings into higher conviction names. We established a position in Global PMX Co., Ltd. as it is well positioned to benefit from industry growth in safety and fuel efficiency. We trimmed our holding in Wistron Neweb Corpo. as its execution has been patchy despite being well positioned for structural trends towards advanced driver assistance systems. However, our base case remains positive for the stock and we retain an overweight position. We exited Iron Force Industrial Co., Ltd. given the uncertainty in the outlook for the company due to the take-over of one of its major customers, Takada. We also sold out of Tung Thih Electronic Co., Ltd. given lower visibility for its second-half recovery with a lack of near-term catalysts. We are positive about the potential for long-term structural growth and may revisit the name at a later stage. Elsewhere in the portfolio, we switched our financials exposure from Fubon Financial Holding Co., Ltd. and E.Sun Financial Holding Co., Ltd. into CTBC Financial Holding Co., Ltd. and Chailease Holding Co., Ltd., which offer better growth outlooks. We narrowed our underweight position in materials by initiating positions in Nan Ya Plastics Corp. and Formosa Plastics Corp. A few other notable purchases over this period included the container shipping operator Evergreen Marine, Corp. (Taiwan) Ltd. as the valuation looked attractive relative to its improving outlook. We built a position in Gourmet Master Co., Ltd., a food and beverage retail chain, because of its solid business in Taiwan and China, and due to the potential for its expansion in the United States to drive higher margins.

There is no change to our core investment approach. We continue to prefer consumer discretionary growth names with sustainable franchises, including those in the sportswear and auto parts sectors. We increased our exposure to life insurers as a result of the reflationary tailwinds in the new rate regime. Given the weak overall demand for personal computers, notebooks, televisions and handsets, the Fund’s technology positions remain biased towards the cloud computing, gaming and semiconductor sectors, as well as in companies benefiting from the internet of things. We remain underweight in telecommunications and basic materials, including chemicals, due to stretched valuations.

Market Outlook

The new iPhones coming to market will continue to shine the spotlight on Apple Inc. supply chain companies. Generally, strong foreign inflows, undemanding valuations and an attractive dividend yield should provide good support for the market.

About The Portfolio Manager (unaudited)

Shumin Huang
Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is the Portfolio Manager for the Fund. She is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific (“EMAP”) Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

William Tong
Chief Investment Officer, JP Morgan Asset Management (Taiwan) Limited

William Tong provides non-discretionary advice to JF International Management Inc. in relation to the Fund. He is the Chief Investment Officer of JP Morgan Asset Management (Taiwan) Limited and the lead country specialist for Taiwan Equities within EMAP team. Based in Taiwan, he joined the firm in 2008 after eleven years with Goldman Sachs where he was head of Taiwan equities. He had previously been head of Singapore equities sales for Goldman Sachs. He began his career in 1994 with Kay Hian James Capel within the European and Asian equities sales team. He obtained a Bachelor of Business Administration from the National University of Singapore.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc.

JF International Management Inc. (“JFIMI”) was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater

House, 8 Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling US$1.87 trillion (as at June 30, 2017).

Participating Affiliate Arrangement.

JF International Management Inc. (“JFIMI”) engages certain of its foreign affiliated advisers that are not registered as investment advisers with the SEC to provide advice or research to JFIMI for use with its U.S. clients. Such a participating affiliate arrangements are structured in accordance with a series of SEC no-action letters requiring that participating affiliates remain subject to the regulatory supervision of both JFIMI and the SEC in certain respects. JFIMI has participating affiliate arrangements with JPMorgan Asset Management (Taiwan) Limited.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2017%		Holdings as of August 31, 2016%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.4	Taiwan Semiconductor Manufacturing Co., Ltd.	9.7
Hon Hai Precision Industry Co., Ltd.	8.2	Largan Precision Co., Ltd.	5.7
Largan Precision Co., Ltd.	4.4	Hon Hai Precision Industry Co., Ltd.	3.7
Cathay Financial Holding Co., Ltd.	3.3	Eclat Textile Co., Ltd.	3.3
MediaTek, Inc.	2.5	Ennoconn Corp.	3.3
CTBC Financial Holding Co., Ltd.	2.5	Cathay Financial Holding Co., Ltd.	3.2
Nan Ya Plastics Corp.	2.4	Fubon Financial Holding Co., Ltd.	3.0
Formosa Plastics Corp.	2.4	Delta Electronics, Inc.	2.9
Catcher Technology Co., Ltd.	2.3	Wistron NeWeb Corp.	2.8
Evergreen Marine Corp. (Taiwan) Ltd.	2.1	Uni-President Enterprises Corp.	2.5

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of August 31, 2017%		Weightings as of August 31, 2016%
Semiconductor	24.9	Semiconductor	22.3
Other Electronic	12.5	Financial & Insurance	9.4
Financial & Insurance	9.7	Textile	8.7
Optoelectronics	6.9	Technology Hardware	6.6
Electric & Machinery	6.6	Optoelectronics	5.7
Plastics	5.8	Electronic Parts/Components	5.1
Computer & Peripheral Equipment	5.7	Electrical Components	4.4
Electronic Parts & Components	5.4	Machinery	4.2
Other	4.7	Computer & Peripheral Equipment	3.9
Communications & Internet	3.9	Building Material & Construction	3.6

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Communications & Internet Industry 3.9%
Computer & Peripheral Equipment Industry 5.7%
Electrical Parts & Components Industry 5.4%
Shipping & Transportation 2.1%
Plastics Industry 5.8%
Other Industries 13.6%
Other Assets and Liabilities, Net 2.9%
Electric & Machinery Industry 6.6%
Optolelectronics Industry 6.9%
Financial & Insurance Industry 9.7%
Semiconductor Industry 24.9%
Other Electronic Industry 12.5%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2017. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2017 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-217-9502.

Schedule of Investments/August 31, 2017 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 2)
COMMON STOCKS – 97.1%
CONSUMER DISCRETIONARY — 9.7%
Electric & Machinery Industry — 3.0%
Global PMX Co., Ltd.	391,000	2,221,959
Hota Industrial Manufacturing Co., Ltd.	680,470	3,179,240
Macauto Industrial Co., Ltd.	93,000	537,741
		5,938,940
Other Industry — 3.2%
KMC Kuei Meng International, Inc.	32,000	145,797
Nien Made Enterprise Co., Ltd.	281,000	3,021,455
Taiwan Paiho Ltd.	741,000	3,106,018
		6,273,270
Textiles Industry — 1.2%
Eclat Textile Co., Ltd.	195,103	2,391,998

Tourism Industry — 1.5%
Gourmet Master Co., Ltd.	243,200	2,884,973

Trading & Consumers' Goods Industry — 0.8%
Poya International Co., Ltd.	129,635	1,685,998
TOTAL CONSUMER DISCRETIONARY		19,175,179

CONSUMER STAPLES — 2.5%
Food Industry — 1.6%
Uni-President Enterprises Corp.	1,472,995	3,133,512

Trading & Consumers' Goods Industry — 0.9%
President Chain Store Corp.	212,000	1,773,750
TOTAL CONSUMER STAPLES		4,907,262

ENERGY — 1.2%
Oil Gas & Electricity Industry General Industry — 1.2%
Formosa Petrochemical Corp.	666,000	2,350,277
TOTAL ENERGY		2,350,277

FINANCIALS — 11.2%
Financial & Insurance Industry — 9.7%
Cathay Financial Holding Co., Ltd.	3,945,600	6,438,941
China Life Insurance Co., Ltd.	1,136,000	1,253,481
CTBC Financial Holding Co., Ltd.	7,523,000	4,873,410
Fubon Financial Holding Co., Ltd.	1,991,000	3,199,692
Yuanta Financial Holding Co., Ltd.	8,014,000	3,478,691
		19,244,215
Other Industry — 1.5%
Chailease Holding Co., Ltd.	1,099,000	2,993,399
TOTAL FINANCIALS		22,237,614

INDUSTRIALS — 7.9%
Electric & Machinery Industry — 3.6%
Airtac International Group	290,975	4,044,667
Hiwin Technologies Corp.	350,880	3,110,123
		7,154,790
Electronic Parts & Components Industry — 0.2%
King Slide Works Co., Ltd.	22,000	306,173

Other Electronic Industry — 2.0%
Bizlink Holding, Inc.	183,000	1,594,785
Voltronic Power Technology Corp.	127,818	2,304,019
		3,898,804
Shipping & Transportation Industry — 2.1%
Evergreen Marine Corp. (Taiwan) Ltd. *	5,465,000	4,164,982
TOTAL INDUSTRIALS		15,524,749

INFORMATION TECHNOLOGY — 57.5%
Communications & Internet Industry — 3.9%
Advanced Ceramic X Corp.	122,000	1,738,295
Land Mark Optoelectronics Corp.	191,000	2,522,069
Merry Electronics Co., Ltd.	282,000	2,214,586
Wistron NeWeb Corp.	381,094	1,146,603
		7,621,553
Computer & Peripheral Equipment Industry — 5.7%
Acer, Inc.	790,000	397,892
Advantech Co., Ltd.	177,094	1,305,657
Ennoconn Corp.	261,490	3,821,104
Inventec Corp.	2,109,000	1,673,699
Mitac Holdings Corp.	1,311,000	1,561,697
Quanta Computer, Inc.	1,125,000	2,560,969
		11,321,018
Electronic Parts & Components Industry — 5.2%
Delta Electronics, Inc.	583,155	3,197,990
Elite Material Co., Ltd.	250,000	1,259,154
Flexium Interconnect, Inc.	140,634	622,109
Primax Electronics Ltd.	530,000	1,257,431
Sinbon Electronics Co., Ltd.	325,815	804,308
Tripod Technology Corp.	862,000	3,227,609
		10,368,601

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2017 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 2)
INFORMATION TECHNOLOGY — (continued)
Electronic Products Distribution Industry — 0.4%
WPG Holdings Ltd.	621,000	808,685

Optoelectronics Industry — 6.9%
E Ink Holdings, Inc. *	482,000	694,755
Epistar Corp. *	1,196,000	1,210,703
General Interface Solution Holding Ltd.	213,000	2,551,426
Innolux Corp.	1,254,000	610,815
Largan Precision Co., Ltd.	44,500	8,596,541
		13,664,240
Other Electronic Industry — 10.5%
Catcher Technology Co., Ltd.	353,000	4,491,600
Hon Hai Precision Industry Co., Ltd.	4,155,259	16,178,234
		20,669,834
Semiconductor Industry — 24.9%
Advanced Semiconductor Engineering, Inc.	645,818	778,945
ASPEED Technology, Inc.	142,164	3,146,743
Chunghwa Precision Test Tech Co., Ltd.	21,000	988,104
Egis Technology, Inc. *	271,000	2,514,331
King Yuan Electronics Co., Ltd.	791,000	766,651
Macronix International *	1,306,491	1,822,568
MediaTek, Inc.	549,000	4,920,789
Nanya Technology Corp.	1,539,000	3,299,423
Parade Technologies Ltd.	130,000	2,071,971
Powertech Technology, Inc.	996,000	3,023,082
Realtek Semiconductor Corp.	350,000	1,356,904
Silergy Corp.	162,000	3,612,645
Taiwan Semiconductor Manufacturing Co., Ltd.	2,586,000	18,551,609
Tong Hsing Electronic Industries Ltd.	170,000	684,416
Win Semiconductors Corp.	85,000	490,076
Winbond Electronics Corp.	1,442,000	1,106,143
		49,134,400
TOTAL INFORMATION TECHNOLOGY		113,588,331
MATERIALS — 7.1%
Cement Industry — 0.8%
Taiwan Cement Corp.	1,421,000	1,640,937

Iron & Steel Industry — 0.5%
China Steel Corp.	1,184,000	992,584

Plastics Industry — 5.8%
Formosa Chemicals & Fibre Corp.	634,000	1,993,658
Formosa Plastics Corp.	1,503,000	4,676,487
Nan Ya Plastics Corp.	1,865,000	4,709,003
		11,379,148
TOTAL MATERIALS		14,012,669

TOTAL COMMON STOCKS (Cost — $137,362,097)		191,796,081

TOTAL INVESTMENTS — 97.1% (Cost — $137,362,097)		191,796,081

OTHER ASSETS AND LIABILITIES, NET—2.9%		5,774,497

NET ASSETS—100.0%		197,570,578

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2017
Assets:
Investments in securities, at value (cost $137,362,097) (Notes 2 and 3)		$191,796,081
Cash		427,763
Foreign Cash (cost $5,530,663)		5,534,622
Receivable for securities sold		298,254
Dividend receivable		495,081
Prepaid expenses		52,221
Total assets		198,604,022

Liabilities:
Payable for securities purchased	$651,720
Accrued management fee (Note 4)	143,797
Accrued directors' and officers' fees and expenses	22,559
Other payables and accrued expenses	215,368
Total liabilities		1,033,444

Net Assets		$197,570,578

Net Assets Consist of:
Paid in capital		$144,029,589
Accumulated undistributed net investment income		4,011,657
Accumulated net realized loss on investments in securities and foreign currency		(4,909,615)
Net unrealized appreciation on investment in securities and foreign currency		54,438,947

Net Assets		$197,570,578

Net Asset Value, per share ($197,570,578/8,194,938 shares outstanding)		$24.11

STATEMENT OF OPERATIONS For the Year Ended August 31, 2017
Investment Income:
Dividends		$5,765,072
Less: Taiwan withholding tax (Note 2)		(1,078,117)
Total investment income		4,686,955

Expenses:
Management fees (Note 4)	$1,501,124
Directors' and officers' fees and expenses	394,369
Custodian fees	248,278
Legal fees	227,165
Administration and accounting fees	180,232
Audit fees	78,900
Insurance fees	67,851
Stockholder communications	66,781
Compliance services fees	64,051
Principal financial officer fees	60,530
Delaware franchise tax	48,421
Transfer agent fees	23,283
Taiwan stock dividend tax (Note 2)	15,388
Miscellaneous	40,170
Total expenses		3,016,543

Net Investment Income		1,670,412

Realized and Unrealized Gain on:
Net realized gain on:
Investments	11,178,069
Foreign currency transactions	143,675
		11,321,744
Net change in unrealized appreciation on:
Investments	22,255,663
Foreign currency translations	12,884
		22,268,547
Net realized and unrealized gain		33,590,291
Net Increase in Net Assets Resulting From Operations		$35,260,703

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016

Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,670,412	$1,020,194
Net realized gain (loss) on investments and foreign currency transactions	11,321,744	(4,926,842)
Net change in unrealized appreciation on investments and foreign currency translations	22,268,547	29,145,220
Net increase in net assets resulting from operations	35,260,703	25,238,572
Capital stock transactions (Note 5):
Cost of shares repurchased (Note 6)	(570,946)	—
Total capital stock transactions	(570,946)	—
Increase in net assets	34,689,757	25,238,572

Net Assets
Beginning of year	162,880,821	137,642,249
End of year	197,570,578	162,880,821
Accumulated undistributed net investment income (loss) included in end of year net assets	$4,011,657	$(129,501)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2017	2016		2015	2014 †	2013

Selected Per Share Data
Net asset value, beginning of year	$19.80	$16.74		$22.45	$19.30	$17.21
Income from Investment Operations:
Net investment income(a)	0.20	0.12	(e)	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.10	2.94		(3.15)	3.07	1.96
Total from investment operations	4.30	3.06		(3.08)	3.15	2.09
Less Distributions to Stockholders from:
Net realized gains	—	—		(2.63)	—	—
Total distributions to stockholders	—	—		(2.63)	—	—
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.01	—		0.00 (d)	—	—

Net asset value, end of year	$24.11	$19.80		$16.74	$22.45	$19.30

Market value, end of year	$21.37	$16.96		$14.72	$20.24	$17.33

Total Return
Per share net asset value(b)	21.77%	18.34%		(13.02)%	16.32%	12.14%
Per share market value(b)	26.00%	15.22%		(15.16)%	16.79%	11.23%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$197,571	$162,881		$137,642	$184,534	$158,690
Ratio of expenses before fee waiver(c)	1.78%	2.05%		1.86%	1.80%	1.96%
Ratio of expenses after fee waiver	1.78%	2.05%		1.86%	1.80%	1.96%
Ratio of net investment income	0.99%	0.72	%(e)	0.37%	0.40%	0.72%
Portfolio turnover rate	89%	105%		92%	181%	14%

(a)	Based on average shares outstanding during the period.
(b)
Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)
Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2017, 2016, 2015, 2014, and 2013, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.77%, 1.99%, 1.80%, 1.76%, and 1.80%, respectively.

(d)	Amount represents less than $0.005 per share.
(e)	Amount includes a non-recurring payment of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†
As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JFIMI succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2017

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (continued) August 31, 2017

2. Significant Accounting Policies – continued

●
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$191,796,081	$—	$—	$191,796,081
Total	$191,796,081	$—	$—	$191,796,081

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of August 31, 2017, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2017, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2017 the Fund had no open Forwards.

Notes To Financial Statements (continued) August 31, 2017

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (continued) August 31, 2017

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2017, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $2,470,746, decreased accumulated net realized loss by $3,038,834, and increased paid in capital by $568,088.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2017, purchases and sales of securities, other than short-term securities, aggregated $147,671,413 and $149,416,593, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with JFIMI. Under the terms of the Agreement, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2016 through August 31, 2017, the management fee was equivalent to an annual rate of 0.89% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman) plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

Notes To Financial Statements (continued) August 31, 2017

4. Management Fees and Other Service Providers – continued

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy

The Board has approved a Discount Management Policy (the “Policy”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value and management reasonably believes that such repurchases may enhance stockholder value. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Policy will be reported by press release on the business day following each repurchase.

For the year ended August 31, 2017, the Fund repurchased 29,392 of its shares at an average price of $19.35 per share (including brokerage commissions) at an average discount of 11.17%. These repurchases had a total cost of $570,946.

The Board regularly reviews the effectiveness of the Policy and in consultation with stockholders considers other actions that, in its judgment, may be effective in addressing the discount.

6. Fund Shares

At August 31, 2017, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,194,938 were issued and outstanding.

For the year ended August 31, 2017, the Fund repurchased 29,392 shares of its common stock, valued at $570,946, including commission and trading fees of $11,380, from stockholders under the Fund’s Discount Management Policy.

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Shares outstanding at beginning of year	8,224,330	8,224,330
Shares repurchased	(29,392)	—
Shares outstanding at end of year	8,194,938	8,224,330

7. Federal Tax Information

As of August 31, 2017, the tax components of accumulated net earnings (losses) were $5,349,245 of Undistributed Ordinary Income, $52,110,684 of Unrealized Appreciation and $3,918,940 of short term capital loss carryovers which don’t expire. For the year ended August 31, 2017, the amount of capital loss carryover utilized was $7,384,472.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At August 31, 2017, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $139,690,360. Net unrealized appreciation of the Fund’s investment securities was $52,105,721 of which $52,248,718 was related to appreciated investment securities and $142,997 was related to depreciated investment securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
The Board of Directors of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Taiwan Fund, Inc. (the “Fund”), as of August 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or through alternative procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 19, 2017

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 18, 2017 in New York. The voting results of the proposal considered at the Annual Meeting of Stockholders are as follows:

Election of Directors. The stockholders of the Fund elected William C. Kirby, Anthony Kai Yiu Lo, Shelley E. Rigger, and Anthony S. Clark to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholders is held in 2018 or until their successors are elected and qualified. The stockholders of the Fund did not re-elect Michael F. Holland to serve on the Board of Directors.

Director	Votes Cast for	Votes Withheld
William C. Kirby	7,214,316	157,823
Michael F. Holland	3,292,494	4,079,645
Anthony Kai Yiu Lo	3,720,043	3,652,096
Shelley E. Rigger	7,127,817	244,322
Anthony S. Clark	3,790,439	3,581,700

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2017, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,058,461 (representing taxes withheld plus taxes on stock dividends).

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

[   ] Information it receives from stockholders on applications or other forms;
[   ] Information about stockholder transactions with the Fund, its affiliates, or others; and
[   ] Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-217-9502; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-217-9502.

Other Information (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 3, 2017, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on July 20, 2017. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Board Deliberations Regarding Approval of the Investment Advisory Agreement

General Background

On July 18, 2017 (the “Meeting”), the Board of Directors, all of whom are Independent Directors, voted to approve continuation of the Investment Advisory Agreement between The Taiwan Fund, Inc. (the “Fund”) and JFIMI (the “Advisory Agreement”). The Board considered the following among other things in making its determination: an organization overview and biographies of those personnel providing services to the Fund; a profitability analysis; JFIMI’s Form ADV; performance and fee comparison data; as well a copy of the Advisory Agreement.

Approval Process

In evaluating the Advisory Agreement, the Directors drew on the materials provided to them at the Meeting, including materials provided by JFIMI. In deciding whether to approve the Advisory Agreement, the Directors considered various factors, including (i) the nature, extent and quality of the services to be provided by JFIMI under the Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to JFIMI of its services and the profits to be realized by JFIMI from its relationship with the Fund, and (iv) the extent to which economies of scale would be realized, if any, as the Fund grows and whether the fee levels in the Advisory Agreement would reflect these economies of scale.

Nature, Extent and Quality of the Services provided by the Adviser. In considering the nature, extent and quality of the services to be provided by JFIMI, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided before or at the Meeting. They noted that under the Advisory Agreement JFIMI is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted that the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of JFIMI as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of JFIMI’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational

Other Information (unaudited) (continued)

structures and practices JFIMI has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of JFIMI, the Directors took into account the fact that JFIMI’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by JFIMI to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Performance, Fees and Expenses of the Fund. Drawing upon information provided at or prior to the Meeting and upon reports provided to the Directors by JFIMI throughout the preceding year, the Directors concluded that in view of the investment objective of the Fund and market conditions, the Fund has underperformed its benchmark for the one and three year periods as of May 31, 2017; however, the Fund’s performance has been strong for the most recent one-month and three-months periods. The Directors concluded that, despite the Fund’s longer-term underperformance in comparison to its benchmark, based on the materials provided at the Meeting and other information, including its improved performance for the one-month and three-month periods, the Directors concluded that it appears that JFIMI was taking appropriate steps to improve the Fund’s performance. The Directors noted that the Board would continue to monitor the Fund’s performance closely.

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds. Based on that information, the Directors noted that while the Fund’s total expense ratio was higher than the average of the comparable funds’ total expense ratio the Fund’s management fee was below that of most of the comparable funds. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of JFIMI’s fees.

The Directors considered the anticipated profitability of the management arrangement with the Fund to JFIMI. The Directors had been provided with data on the Fund’s profitability to JFIMI. They first considered the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that JFIMI’s relationship with the Fund is expected to be profitable, the profitability was in no case such as to render the management fee excessive. The Directors also discussed whether the compensation of JFIMI personnel was at an appropriate level to retain and motivate employees.

Other Benefits of the Relationship. In considering whether JFIMI would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s investments, there were no other investment management, brokerage or other fees receivable by JFIMI or its affiliates from the Fund. The Directors concluded that, to the extent that JFIMI might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that JFIMI is not likely to realize economies of scale in the management of the Fund. JFIMI had indicated that it was not likely to realize economies of scale

Other Information (unaudited) (concluded)

in the management of the Fund because it does not manage other segregated mandate portfolios similar to the Fund. The Board also noted that the Fund will benefit from the breakpoint included in the fee structure with JFIMI to the extent that the Fund’s assets increase.

Resources of the Investment Adviser. The Board considered whether JFIMI is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, noting that JFIMI appears to have the financial resources necessary to fulfill its obligations under the Advisory Agreement. The Board also noted that the Fund’s CCO receives quarterly certifications from JFIMI reflecting its compliance with Rule 38a-1 under the 1940 Act.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve continuation of the Advisory Agreement. They reasoned that, considered by themselves, the nature and extent of the services provided by JFIMI were appropriate, that the performance of the Fund had been satisfactory, and that JFIMI could be expected to provide services of high quality. As to JFIMI’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with JFIMI was not so profitable as to render the fees excessive, that any additional benefits to JFIMI were not of a magnitude materially to affect the Directors’ deliberations, and that the fees adequately reflected potential economies of scale as the Fund’s assets grow. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option
Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Directors Considered Independent Persons
William C. Kirby (67) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013
T.M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).
				Director, The China Fund, Inc., Cabot Corporation
Anthony S. Clark (64) 3307 N. Columbus St. Arlington, VA 22207	Director	2017
Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).
				Director, Aberdeen Japan Equity Fund, Inc.
Anthony Kai Yiu Lo (68) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present).	None.
Shelley E. Rigger (55) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	None.

Directors and Officers (unaudited) (concluded)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years
Officers
Simon J. Crinage (52) J.P. Morgan Asset Management 60 Victoria Embankment London, EC4Y 0JP	President	2014	Managing Director, J.P. Morgan Asset Management
Patrick J. Keniston (53) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Director of Foreside Compliance Services LLC, (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Brian F. Link (44) State Street Bank and Trust Company 4 Copley Place Boston, MA 02116	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present)
William C. Cox (51) Foreside Financial Group, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2013	Fund Principal Financial Officer, Foreside Financial Group, LLC. (2013-Present); Vice President, State Street Corporation (1997-2012).
Monique Labbe (43) Foreside Compliance Services, LLC. 10 High Street, Suite 302 Boston, MA 02111	Assistant Treasurer	2017
Fund Principal Financial Officer, Foreside Compliance Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014); Director/Assistant Vice President, State Street Corporation (2005-2012).

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

UNITED STATES ADDRESS
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER
JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS
William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee and Independent Director

Anthony Kai Yiu Lo, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Simon J. Crinage, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

William C. Cox, Treasurer

Monique Labbe, Assistant Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT
State Street Bank and Trust Company
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL
Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT
AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Anthony K.Y. Lo. Mr. Lo has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, Tait Weller billed the Fund aggregate fees of US$7,100 and US$7,100, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)       The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non‑audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2017 and August 31, 2016, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2017 and August 31, 2016, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)       For the fiscal years ended August 31, 2017 and August 31, 2016, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2017 and August 31, 2016, Tait Weller did not provide any services to JF International Management Inc. (“JFIMI” or the “Investment Adviser”).

(h)       Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Anthony K.Y. Lo, Anthony S. Clark, William C. Kirby and Shelley E. Rigger.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of October 31, 2017, the portfolio manager of the registrant is:

Shumin Huang
Fund Portfolio manager

Investment experience:

Ms. Huang joined JP Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JP Morgan Chase & Co., which includes JFIMI, in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

(a)(2)

Conflicts of Interest:

Responsibility for managing the client portfolios of the Investment Adviser and the Investment Adviser's participating affiliates is organized according to the mandates of each account. The portfolio manager does not manage other accounts with similar objectives, approach and philosophy to the Fund.

(a)(3)

Compensation:

JPMAM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Investment Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he or she manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

(a)(4)

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2017.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Shumin Huang	$0

(b)	Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended August 31, 2017, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2017 through March 31, 2017	10,844	$17.70	10,844	289,156
April 1, 2017 through April 30, 2017	1,000	$18.65	1,000	288,156
May 1, 2017 through May 31, 2017	4,263	$19.19	4,263	283,893
June 1, 2017 through June 30, 2017	7,810	$19.67	7,810	276,083
July 1, 2017 through July 31, 2017	3,598	$20.64	3,598	272,485
August 1, 2017 through August 31, 2017	1,877	$20.97	1,877	270,608
Total	29,392	$19.04	29,392	270,608

Under the Fund’s Discount Management Policy (the “Policy”), which was adopted in September 2014, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not participate in securities lending activities.

Item 13. Exhibits

(a)	(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon Crinage
Simon Crinage
President of The Taiwan Fund, Inc.

Date:	October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage
President of The Taiwan Fund, Inc.

Date:	October 31, 2017

By:	/s/ William Cox
William Cox
Treasurer of The Taiwan Fund, Inc.

Date:	October 31, 2017